UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Section 8-Other Events
Item 8.01    Other Events

As previously disclosed, Sonoco Products Company (the "Company") changed its operating and reporting structure in January 2021 and, as a result, realigned certain of its reportable segments effective January 1, 2021. The revised structure consists of two reportable segments, Consumer Packaging and Industrial Paper Packaging, with all remaining businesses reported as "All Other." The Company's former Protective Solutions and Display and Packaging segments have been eliminated and the underlying businesses and their results have been reallocated into All Other or, in certain cases, subsumed into the remaining two segments. Changes to the Consumer Packaging segment include moving the TEQ healthcare packaging and Industrial Plastics business units to All Other. The Industrial Paper Packaging segment, previously called Paper and Industrial Converted Products, remains unchanged except that it now includes the Company's fiber protective packaging business unit which was previously included in the Protective Solutions segment. All Other includes our healthcare and protective packaging businesses, including TEQ, Sonoco ThermoSafe, consumer and automotive molded foam, Alloyd retail security, and the U.S. Display and Packaging business units.

The Company is providing in this Form 8-K revisions to the segment information previously presented in the footnotes to the consolidated financial statements for each quarter of 2020 and 2019 and the full years ended December 31, 2020 and 2019, in order to reflect the new segment structure. The Current Report does not reflect events occurring subsequent to the filing of the 2020 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above. Beginning in 2021, Sonoco's financial statements will reflect the realignment of its reportable segments with prior periods adjusted accordingly. The information in this Form 8-K should be read in conjunction with the 2020 Form 10-K and our subsequent filings with the SEC.

The following tables set forth the Company's financial results by quarter and full year under the new reportable segment structure for the historical periods within and for 2020 and 2019:

Quarterly Reportable Segment Results (Unaudited)
	2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales:
Consumer Packaging	$540,569	$573,167	$546,208	$569,915	$2,229,859
Industrial Paper Packaging	502,491	455,025	490,368	543,590	1,991,474
All Other	260,236	217,293	275,738	262,843	1,016,110
Consolidated	$1,303,296	$1,245,485	$1,312,314	$1,376,348	$5,237,443
Intersegment sales[1]:
Consumer Packaging	$1,106	$1,154	$919	$1,254	$4,433
Industrial Paper Packaging	24,502	24,508	24,528	25,719	99,257
All Other	2,682	1,475	1,814	1,979	7,950
Consolidated	$28,290	$27,137	$27,261	$28,952	$111,640
Operating profit:
Segment operating profit[2]:
Consumer Packaging	$63,756	$84,456	$64,370	$65,862	$278,444
Industrial Paper Packaging	59,601	33,229	41,034	42,945	176,809
All Other	20,555	8,871	25,137	17,173	71,736
Restructuring/Asset impairment charges	(12,599)	(22,885)	(24,149)	(85,950)	(145,583)
Other, net	(1,210)	56	352	(22,803)	(23,605)
Consolidated operating profit	$130,103	$103,727	$106,744	$17,227	$357,801

Quarterly Reportable Segment Results (Unaudited)
	2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales:
Consumer Packaging	$555,865	$570,630	$551,113	$530,966	$2,208,574
Industrial Paper Packaging	528,030	523,668	526,420	519,762	2,097,880
All Other	267,810	265,423	276,398	258,122	1,067,753
Consolidated	$1,351,705	$1,359,721	$1,353,931	$1,308,850	$5,374,207
Intersegment sales[1]:
Consumer Packaging	$774	$1,004	$1,307	$2,215	$5,300
Industrial Paper Packaging	25,590	24,660	27,757	32,984	110,991
All Other	2,875	2,582	2,513	2,773	10,743
Consolidated	$29,239	$28,246	$31,577	$37,972	$127,034
Operating profit:
Segment operating profit[2]:
Consumer Packaging	$55,729	$57,195	$52,237	$42,247	$207,408
Industrial Paper Packaging	55,336	68,057	66,153	55,436	244,982
All Other	16,895	19,083	20,677	16,347	73,002
Restructuring/Asset impairment charges	(10,672)	(13,355)	(6,615)	(29,238)	(59,880)
Other, net	(400)	(1,212)	6,096	(2,914)	1,570
Consolidated operating profit	$116,888	$129,768	$138,548	$81,878	$467,082

1Intersegment sales are recorded at a market-related transfer price. Due to reclassifications of certain businesses within our reportable segments and All Other, certain intersegment sales are now intrasegment sales and thus totals for intersegment sales will differ from previously disclosed amounts.

2"Segment operating profit" is defined as the segment's portion of "Operating profit" excluding restructuring and asset impairment charges, acquisition and disposition-related expenses, interest income and expense, income taxes or certain other items, if any, the exclusion of which the Company believes improves comparability and analysis of the financial performance of the business. General corporate expenses have been allocated as operating costs to each of the Company's reportable segments and to the businesses included in All Other.

The following table sets forth financial information about each of the Company's new reportable segments and "All Other" for the years ended December 31, 2020 and 2019:

Years ended December 31 (Unaudited)
	Consumer Packaging	Industrial Paper Packaging	All Other	Corporate	Consolidated
Total Revenue
2020	$2,234,292	2,090,731	$1,024,060	$—	$5,349,083
2019	2,213,874	2,208,871	1,078,496	—	5,501,241
Intersegment Sales[1]
2020	$4,433	$99,257	$7,950	$—	$111,640
2019	5,300	110,991	10,743	—	127,034
Sales to Unaffiliated Customers
2020	$2,229,859	$1,991,474	$1,016,110	$—	$5,237,443
2019	2,208,574	2,097,880	1,067,753	—	5,374,207
Income Before Income Taxes[2]
2020	$278,443	$176,809	$71,737	$(271,397)	$255,592
2019	207,408	244,982	73,002	(144,626)	380,766
Depreciation, Depletion and Amortization[3]
2020	$109,310	94,801	$51,248	$—	$255,359
2019	107,948	86,861	44,331	—	239,140
Capital Expenditures
2020	$59,040	$87,549	$24,701	$22,837	$194,127
2019	61,787	112,852	14,204	7,091	195,934

1Intersegment sales are recorded at a market-related transfer price. Due to reclassifications of certain businesses within our reportable segments and All Other, certain intersegment sales are now intrasegment sales and thus totals for intersegment sales will differ from previously disclosed amounts.
2Included in Corporate above are interest expense, interest income, restructuring/asset impairment charges, property insurance settlement gains, non-operating pension costs, acquisition-related charges, and other non-operational income and expenses associated with the following segments and the businesses included in All Other:

	Consumer Packaging	Industrial Paper Packaging	All Other	Corporate	Total
2020	$100,166	$33,450	$27,835	$109,946	$271,397
2019	40,831	5,491	1,828	96,476	144,626
The remaining amounts reported as Corporate consist of interest expense, interest income, non-operating pension costs, and other non-operational income and expenses not associated with a particular segment.
3Depreciation, Depletion and Amortization incurred in Corporate is allocated to the reportable segments and the businesses in All Other.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: March 30, 2021	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer